                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 14, 1997

                              IKON CAPITAL, INC.
            (Exact name of registrant as specified in its charter)

                     ------------------------------------

         DELAWARE                 File No. 0-20405           23-2493042
--------------------------    -----------------------    -------------------
(State of other jurisdiction     (Commission File           (IRS Employer
     of incorporation                Number)               Identification
                                                               Number)

        1738 Bass Road, Macon, Georgia                       31210
        -------------------------------                      -----
   (Address of principal executive offices)                (Zip Code)


                                (912) 471-2300
              Registrant's telephone number, including area code


                                Not Applicable
                     -------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events
        ------------

        On April 14, 1997, the Registrant's parent, IKON Office Solutions, Inc. ("IKON") reported its earnings for the fiscal quarter ended March 31, 1997 and announced certain management changes.

        On April 17, 1997, IKON announced that the company may repurchase from time to time as much as 5 percent of the outstanding shares of IKON in open market transactions. Chairman and Chief Executive Officer John E. Stuart stated that IKON believes that its shares are currently undervalued in the market. Any repurchased shares would be used primarily in connection with IKON's acquisition program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

                (c)     Exhibits
                        --------

                (99)    IKON Press Release dated April 14, 1997

                (99a)   IKON Press Release dated April 17, 1997


                          FORWARD-LOOKING INFORMATION

        This Report contains, and other materials filed or to be filed by the Registrant with the Commission which are incorporated by reference herein, as well as information included in oral statements or other written statements made or to be made by the Registrant, contain or will contain or include, disclosures which are forward-looking statements relating to the Registrant or its parent, IKON Office Solutions, Inc. ("IKON") within the meaning of Section 27A of the Securities Act of 1934, as amended (the "Act"), and Section 21E of the Exchange Act. Such forward-looking statements address, among other things, strategic initiatives (including plans for enhancing the Registrant's or IKON's business through new acquisitions, information technology systems, sales strategies, market growth plans and acquisition and margin enhancement initiatives, capital expenditure requirements and financing sources). Such forward-looking information is based upon management's current plans or expectations and is subject to a number of uncertainties and risks that could significantly affect the Registrant's and/or IKON's current plans, anticipated actions and future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to IKON's successful management of an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to IKON, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties (applicable to both the Registrant and IKON) relating to conducting operations in a competitive environment; delays, difficulties, technological changes and employment issues (applicable to both the Registrant and IKON) associated in a large-scale transformation project; debt service requirements (applicable to both the Registrant and IKON) including sensitivity to fluctuation in interest rates; and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Registrant or IKON.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IKON CAPITAL, INC.




                                          By: /s/ O. Gordon Brewer, Jr.
                                              -------------------------
                                                  O. Gordon Brewer, Jr.
                                                  Treasurer



Dated: April 17, 1997

                               Index to Exhibit
                               ----------------



        (99)  Press Release dated April 14, 1997
        (99a) Press Release dated April 17, 1997